UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2017

KONA GRILL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34082	20-0216690
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7150 E. Camelback Road, Suite 333 Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 922-8100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 10, 2017, Kona Grill, Inc. (the “Company”) issued a press release announcing its preliminary restaurant sales for the fourth quarter and fiscal year ended December 31, 2016.

The press release and investor presentation included in this Report on Form 8-K (including the exhibits) are being furnished and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Company’s expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 7.01 Regulation FD Disclosure

The Company is furnishing this report on Form 8-K in connection with the disclosure of information in conjunction with investor meetings at the ICR Conference on January 10, 2017.

The text included with this Report is available on the Company’s website located at www.konagrill.com, although the Company reserves the right to discontinue that availability at any time.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description

99.1	Press release titled “Kona Grill Announces Preliminary Fourth Quarter and Full Year 2016 Restaurant Sales”

99.2	Investor Presentation ICR Conference – January 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2017	KONA GRILL, INC.

	By:	/s/ Christi Hing
Christi Hing
Chief Financial Officer